                                                                    Exhibit 99.6

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2
ASSET-BACKED CERTIFICATES, SERIES 2004-2
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

                    [BANC OF AMERICA SECURITIES LOGO OMITTED]
--------------------------------------------------------------------------------

                             CHEC LOAN TRUST, 2004-2
                    ASSET-BACKED CERTIFICATES, SERIES 2004-2
                                COLLATERAL ANNEX

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
                                -----------------

               }}  DESCRIPTION OF TOTAL MORTGAGE LOANS      2
               }}  DESCRIPTION OF FRM MORTGAGE LOANS        16
               }}  DESCRIPTION OF ARM MORTGAGE LOANS        26
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2
ASSET-BACKED CERTIFICATES, SERIES 2004-2
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SUMMARY                                                                         TOTAL               MINIMUM              MAXIMUM
-----------------------------------------------------------------------------------------------------------------------------------

Cut-off Date Aggregate Principal Balance                               $309,916,203.92
Number of Loans                                                                  2,810
Average Original Loan Balance                                              $110,582.17             $5,000.00           $810,000.00
Average Current Loan Balance                                               $110,290.46             $4,957.82           $810,000.00
(1) Weighted Average Combined Original LTV                                      81.59%                10.78%               100.00%
(1) Weighted Average Gross Coupon                                               7.608%                4.750%               14.300%
(1) (2) Weighted Average Gross Margin                                           7.171%                4.825%               12.050%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                 25                     4                    35
(1) Weighted Average Remaining Term to Maturity (months)                           337                    58                   359
(1) Weighted Average Credit Score                                                  611                   500                   800
-----------------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           PERCENT OF CUT-OFF DATE
                                                           RANGE                                               PRINCIPAL BALANCE
                                                           -----                                               -----------------

        Product Type                                       Adjustable                                               62.81%
                                                           Fixed                                                    37.19%
        Fully Amortizing Mortgage Loans                                                                             89.24%
        IO Loans                                                                                                     7.87%
        Balloon Loans                                                                                                2.89%

        Lien                                               First                                                    89.58%
                                                           Second                                                   10.42%

        Property Type                                      SFR                                                      79.81%
                                                           PUD                                                      12.15%
                                                           Condominium                                               5.05%
                                                           Townhouse                                                 1.89%
                                                           2-4 Family                                                0.66%
                                                           Manufactured Housing                                      0.45%

        Occupancy Status                                   Owner Occupied                                           99.77%
                                                           Non-Owner Occupied                                        0.10%
                                                           Second Home                                               0.13%
        Geographic Distribution                            California                                               23.72%
                                                           Florida                                                   9.17%
                                                           Texas                                                     8.46%
                                                           Pennsylvania                                              3.50%
                                                           Ohio                                                      3.35%

        Number of States (including DC)                                                                                 46
        Largest Zip Code Concentration                     92563 (CA)                                                0.75%
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2
ASSET-BACKED CERTIFICATES, SERIES 2004-2
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

-----------------------------------------------------------------------------------------------------------------------------------
                        NUMBER                       PERCENT                                   W.A.      W.A.        W.A.
                          OF         AGGREGATE       OF LOANS                W.A.     W.A.   COMBINED  ORIGINAL    REMAINING  W.A.
                       MORTGAGE      PRINCIPAL     BY PRINCIPAL   W.A.      GROSS    CREDIT  ORIGINAL   TERM TO     TERM TO   LOAN
MORTGAGE COUPONS        LOANS         BALANCE         BALANCE     DTI       COUPON   SCORE      LTV    MATURITY    MATURITY   AGE
-----------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000             16     $  4,272,135.96       1.38%      36.83%     4.938    624      77.93%     360        357       3
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500             52       13,308,387.10       4.29       41.49      5.416    643      78.96      360        357       3
-----------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000            184       35,593,791.23      11.48       38.80      5.843    653      77.12      355        352       3
-----------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500            208       37,039,068.96      11.95       39.18      6.350    618      78.24      352        349       3
-----------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000            306       48,232,499.29      15.56       39.63      6.830    612      80.58      351        349       3
-----------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500            239       33,407,839.09      10.78       38.39      7.318    597      81.51      349        346       3
-----------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000            355       44,571,877.07      14.38       39.15      7.822    601      82.23      348        346       2
-----------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500            170       19,276,131.77       6.22       39.78      8.274    588      82.01      344        341       2
-----------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000            236       23,699,792.76       7.65       39.01      8.821    582      81.75      346        343       2
-----------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500            155       11,892,619.48       3.84       39.19      9.333    588      85.30      335        332       2
-----------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000           247       12,495,560.96       4.03       41.09      9.837    615      89.10      275        272       2
-----------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500          112        4,447,840.99       1.44       41.06     10.326    618      91.91      254        251       3
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000          200        8,909,919.29       2.87       40.56     10.881    604      87.19      270        268       2
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500           88        3,406,786.86       1.10       41.83     11.315    594      88.10      259        257       2
-----------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000          113        4,923,476.86       1.59       41.59     11.852    603      90.78      254        252       2
-----------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500           48        1,712,216.00       0.55       42.15     12.321    593      92.07      261        258       3
-----------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000           55        1,933,504.84       0.62       40.41     12.815    587      89.39      258        256       2
-----------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500           12          301,973.48       0.10       42.71     13.277    590      90.31      261        259       3
-----------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000           12          441,898.35       0.14       40.30     13.826    595      96.63      241        239       2
-----------------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500            2           48,883.58       0.02       43.24     14.264    556      81.10      317        315       2
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 2,810     $309,916,203.92     100.00%      39.45%     7.608    611      81.59%     339        337       3
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2
ASSET-BACKED CERTIFICATES, SERIES 2004-2
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                   W.A.    W.A.       W.A.
                              OF         AGGREGATE      OF LOANS             W.A.      W.A.    COMBINED ORIGINAL   REMAINING   W.A.
                           MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.   GROSS     CREDIT   ORIGINAL  TERM TO    TERM TO    LOAN
COMBINED ORIGINAL LTV       LOANS         BALANCE       BALANCE      DTI    COUPON    SCORE       LTV   MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                 3      $    115,709.10     0.04%      34.14%   8.020%    664       12.40%    191        187       4
------------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                 4           458,649.51     0.15       32.79    7.673     580       18.04     347        343       4
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                10           922,736.09     0.30       37.35    7.352     613       23.31     265        263       2
------------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                 8           500,038.53     0.16       33.40    8.531     610       28.14     305        303       2
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                14         1,177,943.85     0.38       33.49    7.298     595       33.25     338        336       2
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                11           960,602.13     0.31       37.46    7.432     596       37.73     344        342       2
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                20         1,355,577.89     0.44       31.68    7.655     612       42.67     324        322       2
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                32         2,917,896.82     0.94       33.78    7.632     600       48.17     329        326       2
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                49         5,149,404.47     1.66       33.75    7.294     592       52.65     336        334       2
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                77         9,019,994.54     2.91       35.92    7.594     580       58.26     351        348       2
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                87         9,641,896.90     3.11       35.97    7.321     597       62.77     335        332       3
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00               137        17,353,834.04     5.60       36.40    7.268     603       67.94     344        341       3
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00               196        24,801,581.62     8.00       37.31    7.492     595       73.18     343        341       2
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00               475        67,254,229.11    21.70       40.30    7.013     617       79.09     350        347       2
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00               271        38,793,603.67    12.52       38.40    7.326     610       82.63     353        350       3
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00               396        58,725,142.03    18.95       39.78    7.365     601       88.42     355        352       2
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00               210        29,523,454.45     9.53       42.60    7.403     611       92.60     352        349       3
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00              810        41,243,909.17    13.31       42.29    9.661     640       99.86     277        274       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    2,810      $309,916,203.92   100.00%      39.45%   7.608%    611       81.59%    339        337       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2
ASSET-BACKED CERTIFICATES, SERIES 2004-2
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                             NUMBER                      PERCENT                                 W.A.      W.A.       W.A.
                               OF        AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED  ORIGINAL  REMAINING   W.A.
                            MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS   CREDIT    ORIGINAL  TERM TO    TERM TO    LOAN
PRINCIPAL BALANCE            LOANS        BALANCE        BALANCE      DTI    COUPON   SCORE      LTV     MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------

less than 50,000.00           807     $ 24,551,240.49     7.92%      39.11%  10.400    623      87.96%      247       244       2
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00         489       30,339,378.41     9.79       36.44    8.638    607      79.28       304       301       2
------------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00        330       28,570,757.79     9.22       38.65    8.220    608      81.58       333       330       2
------------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00       274       30,711,221.57     9.91       39.20    7.678    608      80.44       349       347       2
------------------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00       230       31,683,557.98    10.22       38.94    7.490    600      83.68       355       353       3
------------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00       144       23,186,352.34     7.48       40.66    7.182    613      81.75       353       350       3
------------------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00       148       27,791,640.92     8.97       39.39    7.222    613      80.42       356       354       3
------------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00       103       21,717,579.49     7.01       39.87    7.175    591      80.23       359       356       2
------------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00        64       15,171,050.53     4.90       39.35    6.798    611      80.45       351       348       3
------------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00        46       12,060,961.26     3.89       40.85    6.901    609      81.42       353       351       2
------------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00        43       12,258,570.71     3.96       40.91    6.832    622      82.77       349       346       3
------------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 325,000.00        34       10,633,481.73     3.43       41.92    7.073    591      78.82       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00        24        8,093,482.37     2.61       41.69    6.384    613      80.84       360       358       2
------------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00        16        5,814,267.84     1.88       43.09    6.860    623      84.47       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
375,000.01 - 400,000.00        12        4,693,660.42     1.51       38.47    6.706    627      79.41       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 425,000.00        12        4,967,774.62     1.60       42.53    6.643    606      78.92       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
425,000.01 - 450,000.00         5        2,204,031.41     0.71       41.99    6.782    612      85.86       360       358       2
------------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 475,000.00         6        2,780,429.61     0.90       36.60    6.177    605      82.63       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
475,000.01 - 500,000.00        10        4,929,563.76     1.59       35.51    6.050    685      77.67       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 525,000.00         1          512,904.00     0.17       45.11    5.500    646      85.77       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
525,000.01 - 550,000.00         3        1,607,020.70     0.52       47.72    5.649    625      81.84       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
550,000.01 - 575,000.00         2        1,124,516.51     0.36       46.30    5.450    644      88.88       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
575,000.01 - 600,000.00         3        1,776,433.26     0.57       39.08    5.902    639      83.31       360       358       2
------------------------------------------------------------------------------------------------------------------------------------
625,000.01 - 650,000.00         2        1,262,326.20     0.41       42.27    6.121    715      76.15       360       355       5
------------------------------------------------------------------------------------------------------------------------------------
650,000.01 - 675,000.00         1          664,000.00     0.21       38.52    7.250    588      80.00       360       358       2
------------------------------------------------------------------------------------------------------------------------------------
800,000.01 - 825,000.00         1          810,000.00     0.26       35.69    6.250    567      67.50       360       356       4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,810     $309,916,203.92   100.00%      39.45%   7.608    611      81.59%      339       337       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2
ASSET-BACKED CERTIFICATES, SERIES 2004-2
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                             NUMBER                      PERCENT                                  W.A.      W.A.       W.A.
                               OF          AGGREGATE     OF LOANS              W.A.     W.A.   COMBINED   ORIGINAL   REMAINING  W.A.
                             MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.   GROSS    CREDIT  ORIGINAL   TERM TO    TERM TO    LOAN
ORIGINAL TERM TO MATURITY     LOANS         BALANCE      BALANCE       DTI    COUPON   SCORE      LTV     MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------

1-60                             2     $     82,658.71     0.03%      34.61%   8.762%   678      71.19%      60        58        2
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                        27        1,657,739.10     0.53       31.25    8.056    622      64.11      113       111        2
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                      351       18,170,285.46     5.86       38.81    9.329    632      85.72      179       177        3
------------------------------------------------------------------------------------------------------------------------------------
181 - 240                      574       21,653,336.31     6.99       40.74   10.134    630      92.05      239       237        3
------------------------------------------------------------------------------------------------------------------------------------
241 - 300                        9        1,081,891.21     0.35       36.78    7.661    634      81.76      299       297        2
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                    1,847      267,270,293.13    86.24       39.45    7.283    607      80.57      360       357        3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,810     $309,916,203.92   100.00%      39.45%   7.608%   611      81.59%     339       337        3
------------------------------------------------------------------------------------------------------------------------------------

REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                               NUMBER                      PERCENT                                 W.A.      W.A.     W.A.
                                 OF         AGGREGATE      OF LOANS            W.A.      W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                              MORTGAGE      PRINCIPAL    BY PRINCIPAL  W.A.   GROSS     CREDIT  ORIGINAL  TERM TO   TERM TO    LOAN
REMAINING TERM TO MATURITY     LOANS         BALANCE       BALANCE     DTI    COUPON    SCORE      LTV    MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------

1-60                              2     $     82,658.71      0.03%    34.61%   8.762%    678      71.19%      60       58       2
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                         28        1,699,971.05      0.55     31.68    8.044     624      64.64      114      111       2
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                       351       18,178,877.80      5.87     38.77    9.327     632      85.74      180      177       3
------------------------------------------------------------------------------------------------------------------------------------
181 - 240                       573       21,602,512.02      6.97     40.75   10.141     630      92.06      240      237       3
------------------------------------------------------------------------------------------------------------------------------------
241 - 300                         9        1,081,891.21      0.35     36.78    7.661     634      81.76      299      297       2
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                     1,847      267,270,293.13     86.24     39.45    7.283     607      80.57      360      357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,810     $309,916,203.92    100.00%    39.45%   7.608%    611      81.59%     339      337       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2
ASSET-BACKED CERTIFICATES, SERIES 2004-2
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                       PERCENT                                       W.A.      W.A.       W.A.
                       OF          AGGREGATE      OF LOANS                 W.A.      W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                    MORTGAGE       PRINCIPAL     BY PRINCIPAL    W.A.     GROSS     CREDIT   ORIGINAL   TERM TO    TERM TO      LOAN
CREDIT SCORE         LOANS          BALANCE        BALANCE       DTI      COUPON    SCORE       LTV     MATURITY   MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------

751 - 800              39       $  5,435,736.30      1.75%      40.90%     6.367%    776       78.45%     341        338         3
------------------------------------------------------------------------------------------------------------------------------------
701 - 750             146         15,253,802.23      4.92       39.13      6.875     721       82.01      328        325         3
------------------------------------------------------------------------------------------------------------------------------------
651 - 700             440         47,435,920.03     15.31       39.97      7.240     670       83.77      331        328         3
------------------------------------------------------------------------------------------------------------------------------------
601 - 650             985        101,141,059.96     32.63       40.01      7.576     624       85.12      334        331         3
------------------------------------------------------------------------------------------------------------------------------------
551 - 600             840         95,597,594.39     30.85       38.85      7.673     575       79.22      343        341         2
------------------------------------------------------------------------------------------------------------------------------------
501 - 550             359         45,011,106.92     14.52       38.82      8.320     534       76.63      356        353         2
------------------------------------------------------------------------------------------------------------------------------------
451 - 500               1             40,984.09      0.01       47.04     13.750     500       72.06      360        358         2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:              2,810       $309,916,203.92    100.00%      39.45%     7.608%    611       81.59%     339        337         3
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                       PERCENT                                 W.A.      W.A.       W.A.
                              OF         AGGREGATE       OF LOANS              W.A.    W.A.    COMBINED  ORIGINAL   REMAINING   W.A.
                           MORTGAGE      PRINCIPAL     BY PRINCIPAL    W.A.   GROSS   CREDIT  ORIGINAL   TERM TO    TERM TO     LOAN
PROPERTY TYPE                LOANS         BALANCE       BALANCE       DTI    COUPON  SCORE      LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

Single Family                2,268    $247,332,009.90     79.81%      39.08%   7.654   609      81.09%     338         336       3
------------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development       331      37,641,562.79     12.15       40.95    7.455   612      83.71      339         337       2
------------------------------------------------------------------------------------------------------------------------------------
Condominium                    132      15,637,050.39      5.05       41.63    7.251   620      84.00      348         345       3
------------------------------------------------------------------------------------------------------------------------------------
Townhome                        51       5,871,052.37      1.89       38.85    7.511   620      82.43      347         344       3
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                      12       2,041,333.17      0.66       45.45    7.681   635      86.99      360         356       4
------------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing            16       1,393,195.30      0.45       33.76    7.794   614      74.06      347         344       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,810    $309,916,203.92    100.00%      39.45%   7.608   611      81.59%     339         337       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2
ASSET-BACKED CERTIFICATES, SERIES 2004-2
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

OCCUPANCY STATUS

------------------------------------------------------------------------------------------------------------------------------------
                         NUMBER                       PERCENT                                 W.A.        W.A.       W.A.
                           OF         AGGREGATE       OF LOANS             W.A.      W.A.   COMBINED    ORIGINAL   REMAINING    W.A.
                        MORTGAGE      PRINCIPAL     BY PRINCIPAL   W.A.   GROSS     CREDIT  ORIGINAL    TERM TO    TERM TO      LOAN
OCCUPANCY STATUS         LOANS         BALANCE        BALANCE      DTI    COUPON    SCORE      LTV      MATURITY   MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------

Primary                  2,797     $309,216,590.92     99.77%     39.44%   7.605%    611      81.62%      339         337        3
------------------------------------------------------------------------------------------------------------------------------------
Second Home                  5          392,759.67      0.13      44.68    8.300     634      58.38       248         246        3
------------------------------------------------------------------------------------------------------------------------------------
Investor                     8          306,853.33      0.10      38.26    9.619     598      73.46       320         318        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,810     $309,916,203.92    100.00%     39.45%   7.608%    611      81.59%      339         337        3
------------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                      PERCENT                                    W.A.      W.A.      W.A.
                             OF          AGGREGATE     OF LOANS              W.A.      W.A.    COMBINED   ORIGINAL  REMAINING   W.A.
                          MORTGAGE       PRINCIPAL   BY PRINCIPAL   W.A.    GROSS     CREDIT   ORIGINAL   TERM TO   TERM TO     LOAN
DOCUMENTATION               LOANS         BALANCE      BALANCE      DTI     COUPON    SCORE       LTV     MATURITY  MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

Full Documentation          2,280    $231,673,925.13    74.75%     40.44%    7.661      617      84.07%      335       333       2
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation          384      55,409,178.25    17.88      37.91     7.475      589      71.87       352       350       3
------------------------------------------------------------------------------------------------------------------------------------
Limited Documentation         146      22,833,100.54     7.37      33.14     7.387      597      79.97       348       345       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,810    $309,916,203.92   100.00%     39.45%    7.608      611      81.59%      339       337       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2
ASSET-BACKED CERTIFICATES, SERIES 2004-2
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                          NUMBER                        PERCENT                                  W.A.       W.A.      W.A.
                            OF         AGGREGATE        OF LOANS              W.A.      W.A.   COMBINED   ORIGINAL  REMAINING   W.A.
                         MORTGAGE      PRINCIPAL     BY PRINCIPAL    W.A.    GROSS     CREDIT  ORIGINAL   TERM TO   TERM TO     LOAN
LOAN PURPOSE               LOANS        BALANCE         BALANCE      DTI     COUPON    SCORE      LTV     MATURITY  MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

Cashout Refinance          1,727    $194,355,351.40      62.71%     38.38%    7.654      605     79.19%      338       336       2
------------------------------------------------------------------------------------------------------------------------------------
Purchase                     762      68,911,680.00      22.24      41.94     7.698      623     87.68       335       332       3
------------------------------------------------------------------------------------------------------------------------------------
Rate Term Refinance          321      46,649,172.52      15.05      40.22     7.283      614     82.56       351       348       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,810    $309,916,203.92     100.00%     39.45%    7.608      611     81.59%      339       337       3
------------------------------------------------------------------------------------------------------------------------------------

PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                              NUMBER                     PERCENT                                W.A.       W.A.       W.A.
                                OF       AGGREGATE       OF LOANS             W.A.     W.A.   COMBINED  ORIGINAL   REMAINING    W.A.
                             MORTGAGE    PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT  ORIGINAL  TERM TO    TERM TO      LOAN
PRODUCT TYPE                  LOANS       BALANCE        BALANCE     DTI     COUPON   SCORE     LTV     MATURITY   MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------

2/28 ARM                       890    $132,168,103.98    42.65%     39.53%    7.526    593     82.37%      360       357         3
------------------------------------------------------------------------------------------------------------------------------------
30 YR FIXED                    598      69,067,873.34    22.29      38.56     7.386    628     76.05       360       357         3
------------------------------------------------------------------------------------------------------------------------------------
3/27 ARM                       267      40,697,033.06    13.13      39.81     7.051    601     82.86       360       357         3
------------------------------------------------------------------------------------------------------------------------------------
20 YR FIXED                    570      21,354,436.09     6.89      40.65    10.174    631     92.24       240       237         3
------------------------------------------------------------------------------------------------------------------------------------
3/27 IO                         44      11,413,262.90     3.68      40.10     5.913    631     81.67       360       358         2
------------------------------------------------------------------------------------------------------------------------------------
2/28 IO                         33       9,608,259.00     3.10      41.70     6.147    626     79.18       360       358         2
------------------------------------------------------------------------------------------------------------------------------------
15 YR FIXED                    136       8,983,206.75     2.90      34.69     8.069    622     73.74       180       178         3
------------------------------------------------------------------------------------------------------------------------------------
15/30 BALLOON                  211       8,955,084.43     2.89      42.92    10.631    642     98.60       180       178         2
------------------------------------------------------------------------------------------------------------------------------------
30 YR FIXED with 5yr
  Interest Only                 10       3,360,750.00     1.08      41.53     6.086    698     75.40       360       357         3
------------------------------------------------------------------------------------------------------------------------------------
10 YR FIXED                     22       1,290,406.25     0.42      32.21     7.990    627     64.62       120       118         2
------------------------------------------------------------------------------------------------------------------------------------
Other                           29       3,017,788.12     0.97      37.75     7.885    621     75.89       261       259         3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,810    $309,916,203.92   100.00%     39.45%    7.608    611     81.59%      339       337         3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2
ASSET-BACKED CERTIFICATES, SERIES 2004-2
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

LIEN POSITION

------------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                         PERCENT                                    W.A.       W.A.       W.A.
                       OF          AGGREGATE        OF LOANS              W.A.      W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                    MORTGAGE       PRINCIPAL     BY PRINCIPAL    W.A.    GROSS     CREDIT   ORIGINAL   TERM TO    TERM TO      LOAN
LIEN POSITION         LOANS         BALANCE         BALANCE      DTI     COUPON    SCORE       LTV     MATURITY   MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------

1                     1,936     $277,609,250.33      89.58%     39.16%    7.257%     608      80.19%      351        349        3
------------------------------------------------------------------------------------------------------------------------------------
2                       874       32,306,953.59      10.42      41.91    10.626      631      93.61       236        233        3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                2,810     $309,916,203.92     100.00%     39.45%    7.608%     611      81.59%      339        337        3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2
ASSET-BACKED CERTIFICATES, SERIES 2004-2
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------------
                         NUMBER                        PERCENT                                W.A.       W.A.        W.A.
                           OF           AGGREGATE      OF LOANS            W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                        MORTGAGE        PRINCIPAL   BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL   TERM TO    TERM TO    LOAN
GEOGRAPHIC                LOANS          BALANCE       BALANCE     DTI     COUPON   SCORE      LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

California                 405      $ 73,524,917.87     23.72%    40.24%   6.828%    621      78.27%      343        341       3
------------------------------------------------------------------------------------------------------------------------------------
Florida                    260        28,431,783.34      9.17     39.20    7.556     606      82.44       344        341       3
------------------------------------------------------------------------------------------------------------------------------------
Texas                      373        26,225,529.48      8.46     37.49    8.272     602      76.54       316        313       2
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania               112        10,840,786.61      3.50     38.90    7.824     611      82.98       335        332       3
------------------------------------------------------------------------------------------------------------------------------------
Ohio                       110        10,376,608.29      3.35     41.22    8.152     601      86.16       342        339       3
------------------------------------------------------------------------------------------------------------------------------------
Virginia                    76        10,312,559.42      3.33     40.02    7.622     601      82.56       349        347       3
------------------------------------------------------------------------------------------------------------------------------------
North Carolina             113         9,916,105.24      3.20     37.26    8.200     606      84.11       342        340       2
------------------------------------------------------------------------------------------------------------------------------------
Washington                  75         9,066,765.60      2.93     40.24    7.440     610      84.04       342        340       3
------------------------------------------------------------------------------------------------------------------------------------
Georgia                     93         8,933,032.71      2.88     40.77    8.253     615      85.94       341        338       3
------------------------------------------------------------------------------------------------------------------------------------
Colorado                    78         8,224,581.94      2.65     41.04    7.546     623      85.94       328        326       3
------------------------------------------------------------------------------------------------------------------------------------
New York                    69         8,102,883.38      2.61     38.82    8.256     602      75.05       348        345       2
------------------------------------------------------------------------------------------------------------------------------------
Maryland                    62         7,982,310.38      2.58     41.46    7.879     598      83.09       347        344       2
------------------------------------------------------------------------------------------------------------------------------------
Connecticut                 53         7,388,263.97      2.38     42.04    7.513     631      84.12       346        344       2
------------------------------------------------------------------------------------------------------------------------------------
Massachussetts              43         7,257,925.55      2.34     40.88    7.519     609      75.41       348        345       3
------------------------------------------------------------------------------------------------------------------------------------
Nevada                      53         7,181,202.95      2.32     39.78    7.158     607      84.45       338        335       2
------------------------------------------------------------------------------------------------------------------------------------
Indiana                     80         6,737,107.19      2.17     37.92    7.849     593      87.22       344        342       3
------------------------------------------------------------------------------------------------------------------------------------
Michigan                    66         6,027,151.92      1.94     37.48    8.089     602      86.14       349        346       3
------------------------------------------------------------------------------------------------------------------------------------
Tennessee                   61         5,461,464.49      1.76     39.95    7.457     627      85.17       344        341       2
------------------------------------------------------------------------------------------------------------------------------------
Arizona                     72         5,390,678.76      1.74     39.26    7.834     614      85.52       328        325       3
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                  23         4,440,947.84      1.43     40.94    8.336     627      85.54       335        333       3
------------------------------------------------------------------------------------------------------------------------------------
Louisiana                   51         3,855,438.15      1.24     36.94    7.673     608      84.51       333        331       3
------------------------------------------------------------------------------------------------------------------------------------
Illinois                    31         3,778,814.30      1.22     37.51    7.621     609      85.83       352        349       3
------------------------------------------------------------------------------------------------------------------------------------
Missouri                    43         3,361,571.41      1.08     36.71    8.194     617      85.01       335        332       3
------------------------------------------------------------------------------------------------------------------------------------
New Mexico                  38         3,339,393.25      1.08     39.76    8.226     618      81.23       332        329       3
------------------------------------------------------------------------------------------------------------------------------------
Kentucky                    38         3,126,231.19      1.01     38.21    7.806     592      83.05       344        341       3
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma                    36         2,893,015.39      0.93     38.40    7.711     612      80.93       324        321       2
------------------------------------------------------------------------------------------------------------------------------------
South Carolina              30         2,526,078.98      0.82     42.68    8.274     588      84.68       339        337       3
------------------------------------------------------------------------------------------------------------------------------------
Delaware                    19         2,332,214.43      0.75     39.24    7.476     591      80.74       356        353       3
------------------------------------------------------------------------------------------------------------------------------------
Oregon                      23         2,273,644.58      0.73     37.82    7.472     606      85.45       341        338       2
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin                   20         2,117,061.87      0.68     41.24    8.008     597      81.67       351        348       2
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                   19         2,020,361.79      0.65     39.76    7.749     608      80.15       346        344       2
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire               13         1,917,222.96      0.62     39.80    7.302     600      75.88       316        314       2
------------------------------------------------------------------------------------------------------------------------------------
Utah                        18         1,750,760.10      0.56     37.21    7.632     625      89.96       340        338       2
------------------------------------------------------------------------------------------------------------------------------------
Idaho                       18         1,499,481.95      0.48     37.81    7.393     631      81.72       331        328       3
------------------------------------------------------------------------------------------------------------------------------------
Nebraska                    29         1,431,341.76      0.46     40.34    8.178     623      91.51       305        303       3
------------------------------------------------------------------------------------------------------------------------------------
Maine                       12         1,417,031.13      0.46     39.82    7.893     583      72.30       347        344       2
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island                 9         1,393,273.47      0.45     28.74    7.666     583      78.50       353        350       3
------------------------------------------------------------------------------------------------------------------------------------
Kansas                      11         1,246,172.60      0.40     42.13    8.319     637      89.65       355        352       3
------------------------------------------------------------------------------------------------------------------------------------
Iowa                        20         1,097,212.13      0.35     37.58    8.809     598      87.24       318        316       2
------------------------------------------------------------------------------------------------------------------------------------
Arkansas                    12         1,068,070.90      0.34     35.94    8.383     606      86.90       354        351       2
------------------------------------------------------------------------------------------------------------------------------------
Mississippi                 11           959,116.52      0.31     39.19    7.663     604      83.56       270        267       3
------------------------------------------------------------------------------------------------------------------------------------
West Virginia               13           941,628.56      0.30     41.48    8.524     586      85.71       353        351       2
------------------------------------------------------------------------------------------------------------------------------------
Vermont                      5           560,880.58      0.18     39.58    7.930     590      80.07       341        339       2
------------------------------------------------------------------------------------------------------------------------------------
Montana                      8           512,185.48      0.17     31.86    8.281     585      78.38       342        340       2
------------------------------------------------------------------------------------------------------------------------------------
Wyoming                      4           472,388.35      0.15     28.93    8.483     576      82.86       304        303       1
------------------------------------------------------------------------------------------------------------------------------------
North Dakota                 2           203,005.16      0.07     17.78    7.206     644      86.96       342        339       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,810      $309,916,203.92    100.00%    39.45%   7.608%    611      81.59%      339        337       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2
ASSET-BACKED CERTIFICATES, SERIES 2004-2
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF GROSS MARGINS - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                        NUMBER                      PERCENT                                  W.A.        W.A.       W.A.
                         OF          AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING    W.A.
                       MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL   TERM TO    TERM TO      LOAN
GROSS MARGIN            LOANS         BALANCE       BALANCE      DTI     COUPON   SCORE      LTV      MATURITY   MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000              9        $2,478,675.96     1.27%     42.51%    5.024    642      73.86%      360          358       2
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500             62        14,235,376.00     7.31      38.98     5.459    627      78.55       360          358       2
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000            107        20,105,856.25    10.33      39.67     5.875    631      80.40       360          358       2
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500            147        28,801,381.97    14.80      40.19     6.425    613      81.14       360          358       2
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000            163        27,476,659.89    14.12      39.31     6.872    588      80.73       360          357       3
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500            192        30,568,386.90    15.70      40.49     7.343    599      85.72       360          357       3
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000            191        26,812,682.50    13.77      40.12     7.891    592      84.43       360          357       3
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500            121        15,556,203.87     7.99      38.41     8.337    578      83.80       360          357       3
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000            101        12,824,827.25     6.59      40.63     8.809    576      84.88       360          358       2
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500             67         8,036,433.36     4.13      37.44     9.203    573      82.82       360          358       2
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000            34         3,619,527.90     1.86      38.44     9.672    551      76.40       360          358       2
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500           13         1,134,194.44     0.58      38.07    10.399    551      72.95       360          357       3
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000           19         1,843,404.33     0.95      39.35    10.932    571      78.69       360          358       2
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500            7           664,305.56     0.34      40.23    11.318    571      75.94       360          357       3
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000            4           369,249.87     0.19      47.08    11.262    543      89.61       360          357       3
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500            1           125,983.69     0.06      46.67    11.300    504      75.49       360          358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 1,238      $194,653,149.74   100.00%     39.73%    7.269    598      82.26%      360          357       3
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2
ASSET-BACKED CERTIFICATES, SERIES 2004-2
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

INITIAL PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                       NUMBER                        PERCENT                                  W.A.       W.A.        W.A.
                        OF          AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                      MORTGAGE      PRINCIPAL      BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO    TERM TO     LOAN
INITIAL CAP            LOANS         BALANCE         BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

1.000                     6        $903,883.86        0.46%      39.55%   8.621%    592       82.19%      360       357        3
------------------------------------------------------------------------------------------------------------------------------------
1.500                     2         408,494.34        0.21       44.73    6.987     564       79.09       360       357        3
------------------------------------------------------------------------------------------------------------------------------------
1.900                     1          76,398.04        0.04       49.93    8.050     600       90.00       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
2.000                   885       131,547,709.51     67.58       39.64    7.453     594       82.51       360       357        3
------------------------------------------------------------------------------------------------------------------------------------
3.000                   344        61,716,663.99     31.71       39.86    6.857     607       81.75       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                1,238      $194,653,149.74    100.00%      39.73%   7.269%    598       82.26%      360       357        3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2
ASSET-BACKED CERTIFICATES, SERIES 2004-2
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                       NUMBER                        PERCENT                                  W.A.       W.A.       W.A.
                        OF          AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                      MORTGAGE      PRINCIPAL      BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
PERIODIC CAP           LOANS         BALANCE         BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

1.000                 1,099      $165,757,941.25      85.16%     39.61%   7.419%   594     82.36%        360       357         3
------------------------------------------------------------------------------------------------------------------------------------
1.500                  137        28,626,765.33       14.71      40.40    6.400    623     81.73         360       357         3
------------------------------------------------------------------------------------------------------------------------------------
2.000                   2          268,443.16          0.14      38.75    7.017    579     76.96         360       358         2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                1,238      $194,653,149.74     100.00%     39.73%   7.269%   598     82.26%        360       357         3
------------------------------------------------------------------------------------------------------------------------------------

RANGE OF MAXIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                       NUMBER                        PERCENT                                  W.A.       W.A.       W.A.
                        OF          AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                      MORTGAGE      PRINCIPAL      BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
MAXIMUM RATE           LOANS         BALANCE         BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

11.501 - 12.000          16        $4,272,135.96      2.19%       36.83%   4.938%   624     77.93%       360        357        3
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500          49        12,896,970.19      6.63        40.95    5.465    641     80.15        360        357        3
------------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000         106        20,458,996.26      10.51       39.29    5.870    627     80.30        360        357        3
------------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500         129        25,424,002.66      13.06       40.76    6.390    607     80.18        360        357        3
------------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000         195        32,681,184.31      16.79       39.69    6.891    601     83.18        360        357        3
------------------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500         155        24,075,359.59      12.37       38.87    7.328    592     82.89        360        358        2
------------------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000         219        30,951,941.95      15.90       40.03    7.847    595     85.10        360        357        3
------------------------------------------------------------------------------------------------------------------------------------
15.001 - 15.500         107        13,721,514.62      7.05        40.99    8.314    575     83.76        360        358        2
------------------------------------------------------------------------------------------------------------------------------------
15.501 - 16.000         123        14,988,708.51      7.70        39.03    8.817    571     82.72        360        358        2
------------------------------------------------------------------------------------------------------------------------------------
16.001 - 16.500          59        7,445,564.89       3.83        38.12    9.349    570     85.42        360        358        2
------------------------------------------------------------------------------------------------------------------------------------
16.501 - 17.000          40        4,054,241.42       2.08        39.27    9.803    549     75.09        360        358        2
------------------------------------------------------------------------------------------------------------------------------------
17.001 - 17.500          6          451,508.32        0.23        39.58    10.319   558     79.24        360        357        3
------------------------------------------------------------------------------------------------------------------------------------
17.501 - 18.000          25        2,390,716.68       1.23        37.51    10.926   575     78.30        360        358        2
------------------------------------------------------------------------------------------------------------------------------------
18.001 - 18.500          5          524,328.00        0.27        45.47    11.617   517     72.37        360        358        2
------------------------------------------------------------------------------------------------------------------------------------
18.501 - 19.000          3          266,404.60        0.14        43.19    11.875   524     80.77        360        358        2
------------------------------------------------------------------------------------------------------------------------------------
19.001 - 19.500          1          49,571.78         0.03        41.27    12.050   502     80.00        360        358        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 1,238     $194,653,149.74     100.00%      39.73%   7.269%   598     82.26%       360        357        3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       13

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2
ASSET-BACKED CERTIFICATES, SERIES 2004-2
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MINIMUM INTEREST RATES- (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                       NUMBER                        PERCENT                                  W.A.       W.A.       W.A.
                        OF          AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                      MORTGAGE      PRINCIPAL      BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
MINIMUM RATE           LOANS         BALANCE         BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000            16       $4,272,135.96        2.19%     36.83%    4.938%   624      77.93%      360        357       3
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500            46       12,083,268.06        6.21      41.58     5.407    638      79.69       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000           102       19,521,581.59        10.03     39.00     5.824    625      79.67       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500           129       25,148,506.24        12.92     40.37     6.343    610      80.05       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000           190       31,972,018.27        16.43     39.72     6.844    602      83.13       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500           156       24,736,883.69        12.71     39.00     7.313    591      82.91       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000           221       31,458,501.52        16.16     39.99     7.812    597      85.13       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500           105       13,845,072.44        7.11      40.90     8.287    576      83.79       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000           129       15,914,038.65        8.18      39.45     8.808    573      83.30       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500            61        7,605,115.55        3.91      38.18     9.321    570      85.39       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000           40        4,012,761.03        2.06      39.41     9.738    552      76.03       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500          8          661,133.12         0.34      40.27     10.296   577      84.22       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000          25        2,487,442.76        1.28      37.95     10.896   571      77.60       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500          4          396,427.30         0.20      44.52     11.332   510      69.91       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000          4          360,791.08         0.19      40.25     11.869   535      83.18       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500          2          177,472.48         0.09      46.40     12.374   529      80.00       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 1,238     $194,653,149.74      100.00%   39.73%     7.269%   598      82.26%      360        357       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       14

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2
ASSET-BACKED CERTIFICATES, SERIES 2004-2
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT INTEREST ADJUSTMENT DATE - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                    PERCENT                                  W.A.       W.A.       W.A.
                             OF        AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE    PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
NEXT RATE ADJUSTMENT DATE   LOANS       BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

February 1, 2005            4         $766,490.80      0.39%     38.33%    8.713%     585     79.51%      360       358       2
------------------------------------------------------------------------------------------------------------------------------------
August 1, 2005              1          121,882.77      0.06      42.22     7.190      555     82.20       360       346       14
------------------------------------------------------------------------------------------------------------------------------------
January 1, 2006             2          131,355.94      0.07      34.25     9.204      628     99.86       360       351       9
------------------------------------------------------------------------------------------------------------------------------------
February 15, 2006           8         1,102,215.48     0.57      42.96     7.834      661     93.25       360       353       7
------------------------------------------------------------------------------------------------------------------------------------
March 1, 2006               8         1,411,068.38     0.72      47.69     7.465      640     96.53       360       353       7
------------------------------------------------------------------------------------------------------------------------------------
March 15, 2006              4          609,402.46      0.31      45.16     6.983      686     91.18       360       354       6
------------------------------------------------------------------------------------------------------------------------------------
April 1, 2006               4         1,087,737.32     0.56      41.23     6.439      692     89.18       360       354       6
------------------------------------------------------------------------------------------------------------------------------------
April 15, 2006              2          522,922.78      0.27      46.80     6.940      573     85.74       360       355       5
------------------------------------------------------------------------------------------------------------------------------------
May 1, 2006                 3          463,177.93      0.24      29.91     7.535      569     65.02       360       355       5
------------------------------------------------------------------------------------------------------------------------------------
May 15, 2006                2          389,263.44      0.20      47.55     6.510      573     90.23       360       356       4
------------------------------------------------------------------------------------------------------------------------------------
May 17, 2006                1          149,632.17      0.08      44.61     9.590      588     100.00      360       356       4
------------------------------------------------------------------------------------------------------------------------------------
May 18, 2006                3          692,626.61      0.36      47.15     7.321      650     97.99       360       356       4
------------------------------------------------------------------------------------------------------------------------------------
May 20, 2006                1          441,185.99      0.23      46.23     7.500      633     85.00       360       356       4
------------------------------------------------------------------------------------------------------------------------------------
June 1, 2006                71        12,564,501.51    6.45      37.55     6.907      599     79.24       360       356       4
------------------------------------------------------------------------------------------------------------------------------------
June 3, 2006                1          187,661.50      0.10      48.20     8.580      540     60.65       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
June 7, 2006                1          120,487.34      0.06      50.08     6.450      572     90.00       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
June 15, 2006               41        5,522,935.60     2.84      38.83     7.312      603     83.31       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
June 23, 2006               1          368,213.61      0.19      46.16     7.750      613     89.94       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
July 1, 2006                133       22,667,767.01    11.65     40.14     7.477      595     84.13       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
July 12, 2006               1          102,440.85      0.05      35.76     9.300      611     95.00       360       358       2
------------------------------------------------------------------------------------------------------------------------------------
July 14, 2006               5          769,537.77      0.40      43.66     9.039      627     94.37       360       358       2
------------------------------------------------------------------------------------------------------------------------------------
July 15, 2006               45        7,278,181.17     3.74      40.01     7.944      595     83.22       360       358       2
------------------------------------------------------------------------------------------------------------------------------------
July 19, 2006               2          365,037.50      0.19      48.37     8.936      604     99.59       360       358       2
------------------------------------------------------------------------------------------------------------------------------------
August 1, 2006              519       75,626,886.87    38.85     39.57     7.431      590     80.94       360       358       2
------------------------------------------------------------------------------------------------------------------------------------
August 15, 2006             45        5,444,351.57     2.80      38.56     7.841      590     81.21       360       359       1
------------------------------------------------------------------------------------------------------------------------------------
August 20, 2006             1          197,459.12      0.10      42.83     7.700      628     95.00       360       359       1
------------------------------------------------------------------------------------------------------------------------------------
September 1, 2006           18        3,438,430.29     1.77      37.19     7.169      580     80.55       360       359       1
------------------------------------------------------------------------------------------------------------------------------------
February 1, 2007            1          167,920.56      0.09      46.41     7.240      620     100.00      360       352       8
------------------------------------------------------------------------------------------------------------------------------------
February 15, 2007           2          227,589.42      0.12      40.80     8.134      636     93.31       360       353       7
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2007           1          129,388.79      0.07      44.59     8.750      535     60.36       360       352       8
------------------------------------------------------------------------------------------------------------------------------------
April 1, 2007               1          127,663.87      0.07      49.33     7.875      615     95.00       360       354       6
------------------------------------------------------------------------------------------------------------------------------------
May 1, 2007                 2          285,117.49      0.15      46.96     5.179      631     80.00       360       355       5
------------------------------------------------------------------------------------------------------------------------------------
May 15, 2007                3          490,374.49      0.25      39.19     6.675      607     83.99       360       356       4
------------------------------------------------------------------------------------------------------------------------------------
June 1, 2007                34        5,744,207.14     2.95      39.31     6.655      621     85.03       360       356       4
------------------------------------------------------------------------------------------------------------------------------------
June 15, 2007               18        2,725,376.48     1.40      39.88     6.870      600     86.07       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
July 1, 2007                65        12,144,206.04    6.24      39.21     6.401      618     83.01       360       357       3
------------------------------------------------------------------------------------------------------------------------------------
July 15, 2007               8         1,353,439.64     0.70      35.84     7.069      566     78.38       360       358       2
------------------------------------------------------------------------------------------------------------------------------------
August 1, 2007              154       25,596,192.72    13.15     40.12     6.959      603     82.41       360       358       2
------------------------------------------------------------------------------------------------------------------------------------
August 15, 2007             11        1,641,685.14     0.84      40.04     7.288      593     76.96       360       359       1
------------------------------------------------------------------------------------------------------------------------------------
September 1, 2007           11        1,477,134.18     0.76      43.50     6.870      620     74.02       360       359       1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,238     $194,653,149.74  100.00%     39.73%    7.269%     598     82.26%      360       357       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       15

--------------------------------------------------------------------------------
CHEC LOAN TRUST 2004-2
ASSET-BACKED CERTIFICATES, SERIES 2004-2
FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

                         DESCRIPTION OF THE COLLATERAL
                        FIXED RATE MORGAGE LOANS SUMMARY
                        --------------------------------

SUMMARY                                                                         TOTAL               MINIMUM              MAXIMUM
                                                                                -----               -------              -------
------------------------------------------------------------------------------------------------------------------------------------

Cut-off Date Aggregate Principal Balance                                   $115,263,054.18
Number of Loans                                                                      1,572
Average Original Loan Balance                                                   $73,609.31          $5,000.00           $630,000.00
Average Current Loan Balance                                                    $73,322.55          $4,957.82           $628,105.46
(1) Weighted Average Combined Original LTV                                          80.45%             10.78%               100.00%
(1) Weighted Average Gross Coupon                                                   8.181%             5.500%               14.300%
(1) (2) Weighted Average Gross Margin                                                  N/A                N/A                   N/A
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                    N/A                N/A                   N/A
(1) Weighted Average Remaining Term to Maturity (months)                               302                 58                   359
(1) Weighted Average Credit Score                                                      631                500                   800
------------------------------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PERCENT OF CUT-OFF DATE
                                                           RANGE                                               PRINCIPAL BALANCE
                                                           -----                                               -----------------
        Product Type                                       Adjustable                                                0.00%
                                                           Fixed                                                   100.00%
        Fully Amortizing Mortgage Loans                                                                             89.31%
        IO Loans                                                                                                     2.92%
        Balloon Loans                                                                                                7.77%

        Lien                                               First                                                    71.97%
                                                           Second                                                   28.03%

        Property Type                                      SFR                                                      84.28%
                                                           PUD                                                      10.75%
                                                           Condominium                                               2.88%
                                                           Townhouse                                                 1.25%
                                                           2-4 Family                                                0.38%
                                                           Manufactured Housing                                      0.46%

         Occupancy Status                                  Owner Occupied                                           99.61%
                                                           Non-Owner Occupied                                        0.12%
                                                           Second Home                                               0.27%
        Geographic Distribution                            California                                               24.04%
                                                           Texas                                                    13.79%
                                                           Florida                                                   9.14%
                                                           Pennsylvania                                              4.43%
                                                           Washington                                                3.31%

        Number of States (including DC)                                                                                46
        Largest Zip Code Concentration                     92544 (CA)                                                0.67%
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       16

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

------------------------------------------------------------------------------------------------------------------------------------
                        NUMBER                        PERCENT                                  W.A.       W.A.       W.A.
                         OF            AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                       MORTGAGE        PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
MORTGAGE COUPONS        LOANS           BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

5.001 - 5.500             6      $  1,225,119.04       1.06%       40.67%   5.500    688      71.74%      360         356       4
-----------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000            82        16,072,209.64      13.94        38.55    5.866    688      74.01       349         346       3
-----------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500            79        11,890,562.72      10.32        36.67    6.366    635      74.39       335         332       3
-----------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000           117        16,441,957.16      14.26        39.46    6.808    632      75.76       335         332       3
-----------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500            82         8,489,479.26       7.37        36.59    7.335    616      77.20       316         313       3
-----------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000           134        13,113,375.55      11.38        37.15    7.846    612      75.28       320         318       2
-----------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500            65         5,431,059.33       4.71        36.94    8.241    619      77.47       302         300       2
-----------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000           107         7,785,754.11       6.75        38.12    8.848    602      78.59       317         314       2
-----------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500            94         4,287,503.93       3.72        40.99    9.353    620      85.14       290         287       3
-----------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000          207         8,482,799.93       7.36        41.88    9.883    645      95.28       234         232       3
-----------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500         104         3,786,707.87       3.29        41.20   10.332    625      93.25       235         232       3
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000         175         6,422,476.53       5.57        41.58   10.875    617      90.91       235         233       2
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500          84         3,010,359.56       2.61        41.48   11.313    605      90.49       246         243       3
-----------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000         109         4,562,685.78       3.96        41.69   11.850    608      91.38       246         244       2
-----------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500          46         1,534,743.52       1.33        41.66   12.315    600      93.47       249         247       3
-----------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000          55         1,933,504.84       1.68        40.41   12.815    587      89.39       258         256       2
-----------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500          12           301,973.48       0.26        42.71   13.277    590      90.31       261         259       3
-----------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000          12           441,898.35       0.38        40.30   13.826    595      96.63       241         239       2
-----------------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500           2            48,883.58       0.04        43.24   14.264    556      81.10       317         315       2
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                1,572      $115,263,054.18     100.00%       38.98%   8.181    631      80.45%      304         302       3
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       17

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                        NUMBER                        PERCENT                                  W.A.       W.A.       W.A.
                         OF            AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                       MORTGAGE        PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
COMBINED ORIGINAL LTV   LOANS           BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00               3      $    115,709.10     0.10%      34.14%   8.020     664      12.40%      191        187        4
-----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00               2           107,783.39     0.09       31.97    8.701     610      16.91       304        302        2
-----------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00               7           680,256.39     0.59       38.92    7.172     632      23.04       231        229        2
-----------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00               3           124,634.27     0.11       31.87    9.188     604      29.04       140        137        2
-----------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00               7           553,499.71     0.48       29.42    7.448     632      32.41       314        311        2
-----------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00               7           507,326.26     0.44       38.08    7.693     631      37.11       329        327        2
-----------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00              11           621,275.88     0.54       31.91    8.283     599      42.71       282        280        2
-----------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00              23         1,807,612.03     1.57       32.05    7.593     611      47.92       310        307        3
-----------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00              31         3,058,273.35     2.65       31.59    7.583     596      52.47       320        318        2
-----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00              43         4,198,889.41     3.64       37.99    7.469     606      57.93       340        338        2
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00              50         3,934,211.69     3.41       39.16    7.651     612      62.70       298        295        3
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00              88         9,055,422.62     7.86       36.26    7.584     632      67.81       329        326        3
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00             106        11,356,857.68     9.85       36.74    7.395     626      72.98       324        321        3
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00             198        23,049,399.24    20.00       39.52    7.191     643      79.08       330        328        3
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00             109        12,776,255.79    11.08       38.45    7.433     636      82.77       338        335        3
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00             120        12,209,431.07    10.59       38.36    7.743     625      87.83       335        332        3
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00              66         6,609,097.02     5.73       41.34    7.867     620      91.91       324        322        2
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00            698        24,497,119.28    21.25       42.57   10.761     638      99.88       220        217        3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,572      $115,263,054.18   100.00%      38.98%   8.181     631      80.45%      304        302        3
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       18

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                            OF          AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                          MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
PRINICPAL BALANCE          LOANS         BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

less than 50,000.00         767   $    22,683,227.48    19.68%     39.84%  10.545    626       89.70%      237         235       3
-----------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00       324        19,766,090.30    17.15      37.31    8.880    620       80.58       273         271       3
-----------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00      164        14,145,376.09    12.27      39.58    8.462    624       80.31       305         303       2
-----------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00      96        10,857,303.76     9.42      38.24    7.716    626       77.26       329         327       3
-----------------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00      54         7,553,744.05     6.55      37.57    7.242    622       78.65       341         338       3
-----------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00      35         5,678,551.99     4.93      39.44    7.535    624       74.66       331         328       2
-----------------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00      44         8,239,205.35     7.15      37.15    6.843    641       75.50       348         345       3
-----------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00      14         2,954,661.74     2.56      39.43    6.890    629       75.04       351         349       2
-----------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00      19         4,508,606.94     3.91      38.83    6.676    636       77.31       328         326       3
-----------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00      15         3,949,377.19     3.43      41.42    6.582    617       76.87       340         337       3
-----------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00      12         3,391,921.25     2.94      40.72    6.754    657       81.31       320         318       3
-----------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 325,000.00       5         1,552,428.24     1.35      42.30    6.400    669       80.11       360         358       2
-----------------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00       2           674,518.73     0.59      39.28    5.828    641       72.00       360         357       3
-----------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00       5         1,821,653.82     1.58      43.86    6.487    619       80.75       360         357       3
-----------------------------------------------------------------------------------------------------------------------------------
375,000.01 - 400,000.00       5         1,952,408.74     1.69      38.80    6.516    685       77.41       360         357       3
-----------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 425,000.00       2           838,996.02     0.73      40.88    6.130    676       72.81       360         356       4
-----------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 475,000.00       1           462,794.74     0.40      38.28    6.750    597       80.00       360         357       3
-----------------------------------------------------------------------------------------------------------------------------------
475,000.01 - 500,000.00       5         2,462,060.53     2.14      36.81    5.872    730       73.99       360         357       3
-----------------------------------------------------------------------------------------------------------------------------------
525,000.01 - 550,000.00       1           543,910.10     0.47      49.19    5.990    601       75.17       360         358       2
-----------------------------------------------------------------------------------------------------------------------------------
575,000.01 - 600,000.00       1           598,111.66     0.52      47.31    5.750    663       74.53       360         357       3
-----------------------------------------------------------------------------------------------------------------------------------
625,000.01 - 650,000.00       1           628,105.46     0.54      39.19    5.990    707       69.23       360         357       3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,572   $   115,263,054.18   100.00%     38.98%   8.181    631       80.45%      304         302       3
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       19

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
ORIGINAL TERM TO MATURITY   LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

1-60                           2   $     82,658.71        0.07%    34.61%   8.762     678      71.19%       60         58        2
-----------------------------------------------------------------------------------------------------------------------------------
61 - 120                      27      1,657,739.10        1.44     31.25    8.056     622      64.11       113        111        2
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                    351     18,170,285.46       15.76     38.81    9.329     632      85.72       179        177        3
-----------------------------------------------------------------------------------------------------------------------------------
181 - 240                    574     21,653,336.31       18.79     40.74   10.134     630      92.05       239        237        3
-----------------------------------------------------------------------------------------------------------------------------------
241 - 300                      9      1,081,891.21        0.94     36.78    7.661     634      81.76       299        297        2
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360                    609     72,617,143.39       63.00     38.72    7.322     631      76.03       360        357        3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,572   $115,263,054.18      100.00%    38.98%   8.181     631      80.45%      304        302        3
-----------------------------------------------------------------------------------------------------------------------------------

REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
REMAINING TERM TO MATURITY  LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

1-60                           2   $     82,658.71        0.07%    34.61%   8.762     678       71.19%       60         58       2
-----------------------------------------------------------------------------------------------------------------------------------
61 - 120                      28      1,699,971.05        1.47     31.68    8.044     624       64.64       114        111       2
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                    351     18,178,877.80       15.77     38.77    9.327     632       85.74       180        177       3
-----------------------------------------------------------------------------------------------------------------------------------
181 - 240                    573     21,602,512.02       18.74     40.75   10.141     630       92.06       240        237       3
-----------------------------------------------------------------------------------------------------------------------------------
241 - 300                      9      1,081,891.21        0.94     36.78    7.661     634       81.76       299        297       2
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360                    609     72,617,143.39       63.00     38.72    7.322     631       76.03       360        357       3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,572   $115,263,054.18      100.00%    38.98%   8.181     631       80.45%      304        302       3
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       20

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
CREDIT SCORE                LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

751 - 800                     35   $  4,527,807.85       3.93%     40.44%   6.514     776      78.10%       337        334       3
-----------------------------------------------------------------------------------------------------------------------------------
701 - 750                    112      9,150,057.62       7.94      39.30    7.180     720      80.64        307        304       3
-----------------------------------------------------------------------------------------------------------------------------------
651 - 700                    318     25,398,431.39      22.04      39.16    7.700     671      81.32        306        303       3
-----------------------------------------------------------------------------------------------------------------------------------
601 - 650                    592     39,376,519.11      34.16      39.76    8.409     625      83.66        293        291       3
-----------------------------------------------------------------------------------------------------------------------------------
551 - 600                    417     29,614,383.55      25.69      37.65    8.560     578      78.37        306        303       3
-----------------------------------------------------------------------------------------------------------------------------------
501 - 550                     97      7,154,870.57       6.21      38.27    9.369     535      69.59        333        331       2
-----------------------------------------------------------------------------------------------------------------------------------
451 - 500                      1         40,984.09       0.04      47.04   13.750     500      72.06        360        358       2
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,572   $115,263,054.18     100.00%     38.98%   8.181     631      80.45%       304        302       3
-----------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
PROPERTY TYPE               LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

Single Family              1,273   $ 97,146,029.20     84.28%      38.62%   8.113     630      79.66%      305         303       3
-----------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development     205     12,393,968.00     10.75       41.00    8.551     629      85.93       297         294       3
-----------------------------------------------------------------------------------------------------------------------------------
Condominium                   60      3,316,699.99      2.88       41.46    8.895     651      84.98       302         299       2
-----------------------------------------------------------------------------------------------------------------------------------
Townhome                      23      1,437,964.99      1.25       41.07    8.322     628      78.58       306         303       3
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing           7        530,308.75      0.46       37.22    8.001     639      77.48       325         322       3
-----------------------------------------------------------------------------------------------------------------------------------
2-4 Family                     4        438,083.25      0.38       38.92    7.076     667      75.59       360         358       2
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,572   $115,263,054.18    100.00%      38.98%   8.181     631      80.45%      304         302       3
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       21

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

OCCUPANCY STATUS

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
OCCUPANCY STATUS            LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

Primary                    1,564   $114,812,026.08      99.61%     38.96%    8.178    631      80.53%      305         302       3
-----------------------------------------------------------------------------------------------------------------------------------
Second Home                    4        308,840.91       0.27      45.43     7.947    655      57.94       218         215       3
-----------------------------------------------------------------------------------------------------------------------------------
Investor                       4        142,187.19       0.12      41.86    10.824    625      63.99       273         271       2
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,572   $115,263,054.18     100.00%     38.98%    8.181    631      80.45%      304         302       3
-----------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
DOCUMENTATION               LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

Full Documentation          1,408   $ 98,339,508.89     85.32%     39.74%   8.241     635      81.90%      302         299       3
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation          108     10,769,201.63      9.34      36.13    8.061     608      70.52       321         318       3
-----------------------------------------------------------------------------------------------------------------------------------
Limited Documentation          56      6,154,343.66      5.34      31.88    7.430     611      74.58       315         312       3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,572   $115,263,054.18    100.00%     38.98%   8.181     631      80.45%      304         302       3
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       22

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
LOAN PURPOSE                LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

Cashout Refinance            986   $ 77,363,039.25     67.12%      38.16%   8.203     623      78.07%      305         303       3
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                     456     21,671,247.21     18.80       41.33    8.912     648      90.29       280         277       3
-----------------------------------------------------------------------------------------------------------------------------------
Rate Term Refinance          130     16,228,767.72     14.08       39.77    7.100     645      78.62       333         330       3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,572   $115,263,054.18    100.00%      38.98%   8.181     631      80.45%      304         302       3
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
PRODUCT TYPE                LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

30 YR FIXED                  598   $ 69,067,873.34       59.92%    38.56%   7.386     628       76.05%      360         357       3
-----------------------------------------------------------------------------------------------------------------------------------
20 YR FIXED                  570     21,354,436.09       18.53     40.65   10.174     631       92.24       240         237       3
-----------------------------------------------------------------------------------------------------------------------------------
15 YR FIXED                  136      8,983,206.75        7.79     34.69    8.069     622       73.74       180         178       3
-----------------------------------------------------------------------------------------------------------------------------------
15/30 BALLOON                211      8,955,084.43        7.77     42.92   10.631     642       98.60       180         178       2
-----------------------------------------------------------------------------------------------------------------------------------
30 YR FIXED
     w 5yr Interest Only      10      3,360,750.00        2.92     41.53    6.086     698       75.40       360         357       3
-----------------------------------------------------------------------------------------------------------------------------------
10 YR FIXED                   22      1,290,406.25        1.12     32.21    7.990     627       64.62       120         118       2
-----------------------------------------------------------------------------------------------------------------------------------
25 YR FIXED                    8      1,008,408.08        0.87     37.00    7.782     634       81.85       300         298       2
-----------------------------------------------------------------------------------------------------------------------------------
17 YR FIXED                    3        248,075.93        0.22     49.37    7.283     614       76.32       204         200       4
-----------------------------------------------------------------------------------------------------------------------------------
7 YR FIXED                     3        207,755.50        0.18     22.82    8.297     599       69.29        84          82       2
-----------------------------------------------------------------------------------------------------------------------------------
26 YR FIXED                    1        188,520.05        0.16     45.33    5.650     663       80.00       312         308       4
-----------------------------------------------------------------------------------------------------------------------------------
Other                         10        598,537.76        0.52     36.23    7.808     639       62.03       139         136       3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,572   $115,263,054.18      100.00%    38.98%   8.181     631       80.45%      304         302       3
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       23

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

LIEN POSITION

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
LIEN POSITION               LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

    1                         698   $ 82,956,100.59      71.97%    37.85%    7.229    631      75.32%      331        329        3
-----------------------------------------------------------------------------------------------------------------------------------
    2                         874     32,306,953.59      28.03     41.91    10.626    631      93.61       236        233        3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,572   $115,263,054.18     100.00%    38.98%    8.181    631      80.45%      304        302        3
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       24

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
GEOGRAPHIC DISTRIBUTION     LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

California                   233   $ 27,714,935.77     24.04%      40.28%   7.595    647       77.65%      315         313       3
------------------------------------------------------------------------------------------------------------------------------------
Texas                        261     15,896,381.25     13.79       36.35    8.432    614       75.69       287         285       3
------------------------------------------------------------------------------------------------------------------------------------
Florida                      134     10,529,762.86      9.14       39.79    7.804    628       79.79       316         313       3
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                  72      5,111,312.83      4.43       38.95    8.158    633       81.23       307         304       3
------------------------------------------------------------------------------------------------------------------------------------
Washington                    46      3,813,022.85      3.31       39.17    8.094    635       84.23       318         315       3
------------------------------------------------------------------------------------------------------------------------------------
Colorado                      52      3,619,061.38      3.14       41.17    8.320    639       87.57       287         285       3
------------------------------------------------------------------------------------------------------------------------------------
Connecticut                   31      3,351,003.56      2.91       41.23    7.262    668       82.91       329         326       3
------------------------------------------------------------------------------------------------------------------------------------
Nevada                        33      3,061,936.08      2.66       38.92    7.793    625       84.99       308         306       2
------------------------------------------------------------------------------------------------------------------------------------
Georgia                       47      2,987,440.31      2.59       42.16    8.908    636       85.55       302         300       3
------------------------------------------------------------------------------------------------------------------------------------
Ohio                          54      2,668,407.87      2.32       40.02    9.061    627       84.72       288         286       2
------------------------------------------------------------------------------------------------------------------------------------
Massachussetts                21      2,459,298.42      2.13       38.79    8.225    637       77.18       325         323       3
------------------------------------------------------------------------------------------------------------------------------------
Indiana                       42      2,231,438.96      1.94       35.22    8.342    601       86.34       313         311       2
------------------------------------------------------------------------------------------------------------------------------------
New York                      28      2,197,445.22      1.91       41.12    9.257    613       69.46       314         312       2
------------------------------------------------------------------------------------------------------------------------------------
Virginia                      28      2,187,965.94      1.90       39.96    8.489    618       82.87       310         308       3
------------------------------------------------------------------------------------------------------------------------------------
Louisiana                     32      2,161,169.31      1.87       36.54    7.532    633       82.79       313         310       3
------------------------------------------------------------------------------------------------------------------------------------
Arizona                       47      2,078,390.76      1.80       41.05    9.275    625       85.66       276         273       3
------------------------------------------------------------------------------------------------------------------------------------
North Carolina                53      2,005,661.39      1.74       36.43    9.933    617       86.79       272         270       3
------------------------------------------------------------------------------------------------------------------------------------
Maryland                      29      1,989,947.41      1.73       40.08    9.380    618       82.37       307         304       2
------------------------------------------------------------------------------------------------------------------------------------
Tennessee                     32      1,970,593.78      1.71       39.09    7.911    641       83.21       314         312       2
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma                      23      1,716,369.37      1.49       35.06    7.705    621       80.65       299         297       2
------------------------------------------------------------------------------------------------------------------------------------
New Mexico                    28      1,552,144.34      1.35       38.88    8.847    652       85.45       299         297       3
------------------------------------------------------------------------------------------------------------------------------------
Missouri                      24      1,195,798.18      1.04       37.21    8.672    620       84.24       288         286       3
------------------------------------------------------------------------------------------------------------------------------------
Kentucky                      17        989,418.42      0.86       35.86    7.818    617       80.97       308         306       3
------------------------------------------------------------------------------------------------------------------------------------
Michigan                      24        922,014.83      0.80       35.95    9.017    644       85.99       289         286       3
------------------------------------------------------------------------------------------------------------------------------------
Oregon                        15        838,575.93      0.73       36.49    8.306    626       83.80       308         305       3
------------------------------------------------------------------------------------------------------------------------------------
Nebraska                      23        773,645.01      0.67       39.95    8.625    655       91.65       259         256       3
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                    10        765,733.95      0.66       39.10   10.527    627       92.45       218         215       2
------------------------------------------------------------------------------------------------------------------------------------
Mississippi                    8        727,263.18      0.63       40.02    7.672    608       81.72       241         238       3
------------------------------------------------------------------------------------------------------------------------------------
Idaho                         10        678,601.40      0.59       37.46    7.720    626       73.96       296         293       2
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                      9        628,066.62      0.54       35.24    8.018    651       80.63       316         313       3
------------------------------------------------------------------------------------------------------------------------------------
West Virginia                  9        610,066.94      0.53       41.44    8.930    593       87.50       350         347       3
------------------------------------------------------------------------------------------------------------------------------------
Delaware                       7        604,266.55      0.52       41.62    9.035    552       72.54       344         341       3
------------------------------------------------------------------------------------------------------------------------------------
South Carolina                14        601,500.46      0.52       41.77    8.659    618       85.35       274         271       3
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin                      7        588,861.52      0.51       41.62    8.171    638       70.77       326         324       2
------------------------------------------------------------------------------------------------------------------------------------
Utah                          11        579,887.23      0.50       40.32    8.596    653       95.30       300         297       2
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire                  5        500,382.58      0.43       33.18    7.369    635       64.52       191         189       3
------------------------------------------------------------------------------------------------------------------------------------
Iowa                          13        446,502.20      0.39       35.38    9.650    614       86.54       257         254       3
------------------------------------------------------------------------------------------------------------------------------------
Illinois                      11        426,263.92      0.37       41.04    9.636    606       90.67       288         285       3
------------------------------------------------------------------------------------------------------------------------------------
Maine                          5        415,283.19      0.36       32.75    8.481    604       80.08       315         312       3
------------------------------------------------------------------------------------------------------------------------------------
Wyoming                        3        380,720.39      0.33       30.86    8.239    583       83.43       291         289       1
------------------------------------------------------------------------------------------------------------------------------------
Montana                        6        367,745.57      0.32       31.97    8.351    602       80.09       335         332       2
------------------------------------------------------------------------------------------------------------------------------------
Arkansas                       4        316,740.21      0.27       35.35    9.040    614       84.29       339         336       3
------------------------------------------------------------------------------------------------------------------------------------
Kansas                         4        214,763.79      0.19       36.55    8.778    594       87.88       333         331       2
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island                   4        194,839.37      0.17       34.40   10.112    605       78.04       309         306       3
------------------------------------------------------------------------------------------------------------------------------------
Vermont                        2        171,830.76      0.15       44.80    8.750    586       75.23       298         296       2
------------------------------------------------------------------------------------------------------------------------------------
North Dakota                   1         20,592.32      0.02       49.26   10.800    639      100.00       180         179       1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,572   $115,263,054.18    100.00%      38.98%   8.181    631       80.45%      304         302       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       25

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                      ADJUSTABLE RATE MORTGGE LOANS SUMMARY

------------------------------------------------------------------------------------------------------------------------------------
SUMMARY                                                                           TOTAL               MINIMUM              MAXIMUM
------------------------------------------------------------------------------------------------------------------------------------

Cut-off Date Aggregate Principal Balance                                $194,653,149.74
Number of Loans                                                                   1,238
Average Original Loan Balance                                               $157,529.95            $27,000.00           $810,000.00
Average Current Loan Balance                                                $157,231.95            $26,836.39           $810,000.00
(1) Weighted Average Combined Original LTV                                       82.26%                15.38%               100.00%
(1) Weighted Average Gross Coupon                                                7.269%                4.750%               12.500%
(1) (2) Weighted Average Gross Margin                                            7.171%                4.825%               12.050%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                  25                     4                    35
(1) Weighted Average Remaining Term to Maturity (months)                            358                   346                   359
(1) Weighted Average Credit Score                                                   598                   501                   800
------------------------------------------------------------------------------------------------------------------------------------
     (1) Weighted Average reflected in Total.
     (2) Adjustable Loans Only.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PERCENT OF CUT-OFF DATE
                                                   RANGE                                               PRINCIPAL BALANCE
                                                   -----                                               -----------------
Product Type                                       Adjustable                                              100.00%
                                                   Fixed                                                     0.00%
Fully Amortizing Mortgage Loans                                                                             89.20%
IO Loans                                                                                                    10.80%
Balloon Loans                                                                                                0.00%

Lien                                               First                                                   100.00%
                                                   Second                                                    0.00%

Property Type                                      SFR                                                      77.16%
                                                   PUD                                                      12.97%
                                                   Condominium                                               6.33%
                                                   Townhouse                                                 2.28%
                                                   2-4 Family                                                0.82%
                                                   Manufactured Housing                                      0.44%

 Occupancy Status                                  Owner Occupied                                           99.87%
                                                   Non-Owner Occupied                                        0.08%
                                                   Second Home                                               0.04%
Geographic Distribution                            California                                               25.53%
                                                   Florida                                                   9.20%
                                                   Texas                                                     5.31%
                                                   Virginia                                                  4.17%
                                                   North Carolina                                            4.06%

Number of States (including DC)                                                                                46
Largest Zip Code Concentration                     92563 (CA)                                                1.11%
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       26

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
RANGE OF MORTGAGE COUPONS   LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000                 16   $  4,272,135.96       2.19%     36.83%   4.938     624       77.93%      360        357       3
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                 46     12,083,268.06       6.21      41.58    5.407     638       79.69       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                102     19,521,581.59      10.03      39.00    5.824     625       79.67       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                129     25,148,506.24      12.92      40.37    6.343     610       80.05       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                189     31,790,542.13      16.33      39.72    6.842     602       83.08       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                157     24,918,359.83      12.80      39.01    7.312     591       82.98       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                221     31,458,501.52      16.16      39.99    7.812     597       85.13       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                105     13,845,072.44       7.11      40.90    8.287     576       83.79       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                129     15,914,038.65       8.18      39.45    8.808     573       83.30       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                 61      7,605,115.55       3.91      38.18    9.321     570       85.39       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                40      4,012,761.03       2.06      39.41    9.738     552       76.03       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                8        661,133.12       0.34      40.27   10.296     577       84.22       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000               25      2,487,442.76       1.28      37.95   10.896     571       77.60       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                4        396,427.30       0.20      44.52   11.332     510       69.91       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                4        360,791.08       0.19      40.25   11.869     535       83.18       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                2        177,472.48       0.09      46.40   12.374     529       80.00       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,238   $194,653,149.74     100.00%     39.73%   7.269     598       82.26%      360        357       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       27

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
COMBINED ORIGINAL LTV       LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

15.01 - 20.00                 2    $    350,866.12      0.18%      33.04%    7.357    571      18.38%      360         356       4
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                 3         242,479.70      0.12       32.95     7.855    561      24.07       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                 5         375,404.26      0.19       33.91     8.313    612      27.85       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                 7         624,444.14      0.32       37.11     7.165    561      34.00       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                 4         453,275.87      0.23       36.77     7.139    557      38.42       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                 9         734,302.01      0.38       31.48     7.123    624      42.63       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                 9       1,110,284.79      0.57       36.60     7.696    581      48.58       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                18       2,091,131.12      1.07       36.92     6.872    586      52.92       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                34       4,821,105.13      2.48       34.11     7.704    558      58.54       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                37       5,707,685.21      2.93       33.77     7.093    587      62.82       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                49       8,298,411.42      4.26       36.55     6.924    572      68.08       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                90      13,444,723.94      6.91       37.80     7.574    569      73.36       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00               277      44,204,829.87     22.71       40.71     6.919    604      79.09       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00               162      26,017,347.88     13.37       38.38     7.274    597      82.57       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00               276      46,515,710.96     23.90       40.15     7.266    594      88.57       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00               144      22,914,357.43     11.77       42.96     7.269    608      92.80       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00              112      16,746,789.89      8.60       41.89     8.052    641      99.85       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,238    $194,653,149.74    100.00%      39.73%    7.269    598      82.26%      360         357       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       28

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
PRINCIPAL BALANCE           LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

less than 50,000.00          40     $  1,868,013.01      0.96%     30.34%   8.648     579      66.77%      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00       165       10,573,288.11      5.43      34.82    8.185     582      76.86       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00      166       14,425,381.70      7.41      37.74    7.984     592      82.82       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00     178       19,853,917.81     10.20      39.72    7.657     599      82.17       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00     176       24,129,813.93     12.40      39.36    7.567     593      85.25       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00     109       17,507,800.35      8.99      41.06    7.068     609      84.05       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00     104       19,552,435.57     10.04      40.34    7.381     601      82.49       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00      89       18,762,917.75      9.64      39.94    7.220     585      81.04       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00      45       10,662,443.59      5.48      39.57    6.850     600      81.78       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00      31        8,111,584.07      4.17      40.57    7.056     605      83.64       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00      31        8,866,649.46      4.56      40.99    6.863     608      83.32       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 325,000.00      29        9,081,053.49      4.67      41.85    7.188     578      78.60       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00      22        7,418,963.64      3.81      41.90    6.434     610      81.64       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00      11        3,992,614.02      2.05      42.73    7.030     625      86.17       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
375,000.01 - 400,000.00       7        2,741,251.68      1.41      38.23    6.842     585      80.84       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 425,000.00      10        4,128,778.60      2.12      42.86    6.747     591      80.17       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
425,000.01 - 450,000.00       5        2,204,031.41      1.13      41.99    6.782     612      85.86       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 475,000.00       5        2,317,634.87      1.19      36.26    6.062     606      83.15       360         356       4
------------------------------------------------------------------------------------------------------------------------------------
475,000.01 - 500,000.00       5        2,467,503.23      1.27      34.22    6.228     641      81.33       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 525,000.00       1          512,904.00      0.26      45.11    5.500     646      85.77       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
525,000.01 - 550,000.00       2        1,063,110.60      0.55      46.96    5.475     637      85.25       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
550,000.01 - 575,000.00       2        1,124,516.51      0.58      46.30    5.450     644      88.88       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
575,000.01 - 600,000.00       2        1,178,321.60      0.61      34.90    5.979     626      87.76       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
625,000.01 - 650,000.00       1          634,220.74      0.33      45.33    6.250     723      83.00       360         354       6
------------------------------------------------------------------------------------------------------------------------------------
650,000.01 - 675,000.00       1          664,000.00      0.34      38.52    7.250     588      80.00       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
800,000.01 - 825,000.00       1          810,000.00      0.42      35.69    6.250     567      67.50       360         356       4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,238     $194,653,149.74    100.00%     39.73%   7.269     598      82.26%      360         357       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       29

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
ORIGINAL TERM TO MATURITY   LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

301 - 360                   1,238   $194,653,149.74    100.00%     39.73%    7.269    598      82.26%      360        357        3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,238   $194,653,149.74    100.00%     39.73%    7.269    598      82.26%      360        357        3
------------------------------------------------------------------------------------------------------------------------------------

REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                             NUMBER                     PERCENT                                  W.A.       W.A.       W.A.
                              OF         AGGREGATE     OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                            MORTGAGE     PRINCIPAL   BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
REMAINING TERM TO MATURITY   LOANS        BALANCE      BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

301 - 360                    1,238   $194,653,149.74   100.00%    39.73%    7.269    598       82.26%      360        357        3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,238   $194,653,149.74   100.00%    39.73%    7.269    598       82.26%      360        357        3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       30

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
CREDIT SCORE                LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

751 - 800                      4   $    907,928.45       0.47%     43.21%    5.634    777       80.21%     360         357       3
------------------------------------------------------------------------------------------------------------------------------------
701 - 750                     34      6,103,744.61       3.14      38.87     6.419    723       84.06      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
651 - 700                    122     22,037,488.64      11.32      40.91     6.710    669       86.59      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
601 - 650                    393     61,764,540.85      31.73      40.18     7.046    624       86.05      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
551 - 600                    423     65,983,210.84      33.90      39.40     7.275    574       79.60      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
501 - 550                    262     37,856,236.35      19.45      38.92     8.122    534       77.96      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,238   $194,653,149.74     100.00%     39.73%    7.269    598       82.26%     360         357       3
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
PROPERTY TYPE               LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

Single Family                995   $150,185,980.70       77.16%    39.38%   7.358     595      82.01%      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development     126     25,247,594.79       12.97     40.93    6.918     604      82.62       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Condominium                   72     12,320,350.40        6.33     41.68    6.808     612      83.74       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Townhome                      28      4,433,087.38        2.28     38.14    7.249     617      83.68       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                     8      1,603,249.92        0.82     47.23    7.846     626      90.10       360         356       4
------------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing           9        862,886.55        0.44     31.63    7.667     599      71.95       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,238   $194,653,149.74      100.00%    39.73%   7.269     598      82.26%      360         357       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       31

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

OCCUPANCY STATUS

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
OCCUPANCY STATUS            LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

Primary                    1,233   $194,404,564.84      99.87%     39.73%   7.266     598      82.27%      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Investor                       4        164,666.14       0.08      35.15    8.578     574      81.64       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Second Home                    1         83,918.76       0.04      41.92    9.600     557      60.00       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,238   $194,653,149.74     100.00%     39.73%   7.269     598      82.26%      360         357       3
------------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
DOCUMENTATION               LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

Full Documentation           872   $133,334,416.24      68.50%    40.95%    7.234     604      85.66%      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation         276     44,639,976.62      22.93     38.34     7.334     584      72.20       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Limited Documentation         90     16,678,756.88       8.57     33.61     7.371     591      81.97       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,238   $194,653,149.74     100.00%    39.73%    7.269     598      82.26%      360         357       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       32

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
LOAN PURPOSE                LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

Cashout Refinance           741    $116,992,312.15     60.10%      38.52%   7.291     593      79.93%      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Purchase                    306      47,240,432.79     24.27       42.22    7.142     612      86.48       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Rate Term Finance           191      30,420,404.80     15.63       40.45    7.380     598      84.67       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,238    $194,653,149.74    100.00%      39.73%   7.269     598      82.26%      360         357       3
------------------------------------------------------------------------------------------------------------------------------------

PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
PRODUCT TYPE                LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

2/28 ARM                     890    $132,168,103.98      67.90%    39.53%   7.526     593      82.37%      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
3/27 ARM                     267      40,697,033.06      20.91     39.81    7.051     601      82.86       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
3/27 Interest Only            44      11,413,262.90       5.86     40.10    5.913     631      81.67       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
2/28 Interest Only            33       9,608,259.00       4.94     41.70    6.147     626      79.18       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
6 Month ARM                    4         766,490.80       0.39     38.33    8.713     585      79.51       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,238    $194,653,149.74     100.00%    39.73%   7.269     598      82.26%      360         357       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       33

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

LIEN POSITION

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
LIEN POSITION               LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

1                           1,238   $194,653,149.74    100.00%     39.73%    7.269    598       82.26%     360         357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,238   $194,653,149.74    100.00%     39.73%    7.269    598       82.26%     360         357       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       34

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
GEOGRAPHIC DISTRIBUTION     LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

California                  172     $ 45,809,982.10     23.53%      40.21%   6.364    605       78.64%     360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Florida                     126       17,902,020.48      9.20       38.85    7.410    593       84.00      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Texas                       112       10,329,148.23      5.31       39.23    8.026    583       77.86      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Virginia                     48        8,124,593.48      4.17       40.04    7.388    597       82.48      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
North Carolina               60        7,910,443.85      4.06       37.47    7.761    603       83.43      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Ohio                         56        7,708,200.42      3.96       41.63    7.837    592       86.65      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Maryland                     33        5,992,362.97      3.08       41.92    7.380    591       83.33      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Georgia                      46        5,945,592.40      3.05       40.07    7.923    605       86.14      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
New York                     41        5,905,438.16      3.03       37.96    7.883    597       77.13      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                 40        5,729,473.78      2.94       38.85    7.525    590       84.54      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Washington                   29        5,253,742.75      2.70       41.02    6.965    593       83.90      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Michigan                     42        5,105,137.09      2.62       37.75    7.921    594       86.17      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Massachussetts               22        4,798,627.13      2.47       41.94    7.158    594       74.51      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Colorado                     26        4,605,520.56      2.37       40.93    6.939    610       84.67      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Indiana                      38        4,505,668.23      2.31       39.25    7.604    589       87.66      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Nevada                       20        4,119,266.87      2.12       40.42    6.686    594       84.05      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Connecticut                  22        4,037,260.41      2.07       42.72    7.721    601       85.12      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                   13        3,675,213.89      1.89       41.33    7.879    627       84.10      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Tennessee                    29        3,490,870.71      1.79       40.44    7.201    619       86.28      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Illinois                     20        3,352,550.38      1.72       37.06    7.365    610       85.21      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Arizona                      25        3,312,288.00      1.70       38.14    6.930    607       85.43      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Missouri                     19        2,165,773.23      1.11       36.44    7.931    615       85.43      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Kentucky                     21        2,136,812.77      1.10       39.30    7.801    581       84.02      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
South Carolina               16        1,924,578.52      0.99       42.97    8.154    579       84.47      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
New Mexico                   10        1,787,248.91      0.92       40.51    7.685    588       77.57      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Delaware                     12        1,727,947.88      0.89       38.41    6.931    604       83.61      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Louisiana                    19        1,694,268.84      0.87       37.45    7.853    575       86.70      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin                    13        1,528,200.35      0.79       41.10    7.945    582       85.87      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Oregon                        8        1,435,068.65      0.74       38.60    6.985    595       86.42      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire                 8        1,416,840.38      0.73       42.14    7.279    588       79.89      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                    10        1,392,295.17      0.72       41.80    7.628    588       79.94      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island                  5        1,198,434.10      0.62       27.82    7.268    580       78.58      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma                     13        1,176,646.02      0.60       43.27    7.720    597       81.34      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Utah                          7        1,170,872.87      0.60       35.67    7.155    610       87.32      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Kansas                        7        1,031,408.81      0.53       43.56    8.224    646       90.02      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Maine                         7        1,001,747.94      0.51       42.75    7.650    574       69.07      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Idaho                         8          820,880.55      0.42       38.10    7.123    636       88.14      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Arkansas                      8          751,330.69      0.39       36.19    8.106    602       88.00      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Nebraska                      6          657,696.75      0.34       40.80    7.652    586       91.36      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Iowa                          7          650,709.93      0.33       39.09    8.232    587       87.73      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Vermont                       3          389,049.82      0.20       37.27    7.568    591       82.20      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
West Virginia                 4          331,561.62      0.17       41.54    7.777    574       82.42      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Mississippi                   3          231,853.34      0.12       36.59    7.635    593       89.32      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
North Dakota                  1          182,412.84      0.09       14.23    6.800    645       85.49      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Montana                       2          144,439.91      0.07       31.61    8.103    542       74.05      360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Wyoming                       1           91,667.96      0.05       20.90    9.500    545       80.49      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,238     $194,653,149.74    100.00%      39.73%   7.269    598       82.26%     360         357       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       35

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF GROSS MARGINS - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
GROSS MARGIN                LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000                  9   $  2,478,675.96      1.27%      42.51%   5.024     642      73.86%      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                 62     14,235,376.00      7.31       38.98    5.459     627      78.55       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                107     20,105,856.25     10.33       39.67    5.875     631      80.40       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                147     28,801,381.97     14.80       40.19    6.425     613      81.14       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                163     27,476,659.89     14.12       39.31    6.872     588      80.73       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                192     30,568,386.90     15.70       40.49    7.343     599      85.72       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                191     26,812,682.50     13.77       40.12    7.891     592      84.43       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                121     15,556,203.87      7.99       38.41    8.337     578      83.80       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                101     12,824,827.25      6.59       40.63    8.809     576      84.88       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                 67      8,036,433.36      4.13       37.44    9.203     573      82.82       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                34      3,619,527.90      1.86       38.44    9.672     551      76.40       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500               13      1,134,194.44      0.58       38.07   10.399     551      72.95       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000               19      1,843,404.33      0.95       39.35   10.932     571      78.69       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                7        664,305.56      0.34       40.23   11.318     571      75.94       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                4        369,249.87      0.19       47.08   11.262     543      89.61       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                1        125,983.69      0.06       46.67   11.300     504      75.49       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,238   $194,653,149.74    100.00%      39.73%   7.269     598      82.26%      360         357       3
------------------------------------------------------------------------------------------------------------------------------------

INITIAL PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
INITIAL CAP                 LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

1.00                          6   $    903,883.86        0.46%     39.55%   8.621     592      82.19%       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
1.50                          2        408,494.34        0.21      44.73    6.987     564      79.09        360        357       3
------------------------------------------------------------------------------------------------------------------------------------
1.90                          1         76,398.04        0.04      49.93    8.050     600      90.00        360        358       2
------------------------------------------------------------------------------------------------------------------------------------
2.00                        885    131,547,709.51       67.58      39.64    7.453     594      82.51        360        357       3
------------------------------------------------------------------------------------------------------------------------------------
3.00                        344     61,716,663.99       31.71      39.86    6.857     607      81.75        360        358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,238   $194,653,149.74      100.00%     39.73%   7.269     598      82.26%       360        357       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       36

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
PERIODIC CAP                LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

1.00                        1,099   $165,757,941.25     85.16%     39.61%   7.419     594      82.36%      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
1.50                          137     28,626,765.33     14.71      40.40    6.400     623      81.73       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
2.00                            2        268,443.16      0.14      38.75    7.017     579      76.96       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,238   $194,653,149.74    100.00%     39.73%   7.269     598      82.26%      360         357       3
------------------------------------------------------------------------------------------------------------------------------------

RANGE OF MAXIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
MAXIMUM RATE                LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

11.501 - 12.000               16   $  4,272,135.96       2.19%     36.83%    4.938    624       77.93%      360        357       3
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500               49     12,896,970.19       6.63      40.95     5.465    641       80.15       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000              106     20,458,996.26      10.51      39.29     5.870    627       80.30       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500              129     25,424,002.66      13.06      40.76     6.390    607       80.18       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000              195     32,681,184.31      16.79      39.69     6.891    601       83.18       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500              155     24,075,359.59      12.37      38.87     7.328    592       82.89       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000              219     30,951,941.95      15.90      40.03     7.847    595       85.10       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
15.001 - 15.500              107     13,721,514.62       7.05      40.99     8.314    575       83.76       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
15.501 - 16.000              123     14,988,708.51       7.70      39.03     8.817    571       82.72       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
16.001 - 16.500               59      7,445,564.89       3.83      38.12     9.349    570       85.42       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
16.501 - 17.000               40      4,054,241.42       2.08      39.27     9.803    549       75.09       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
17.001 - 17.500                6        451,508.32       0.23      39.58    10.319    558       79.24       360        357       3
------------------------------------------------------------------------------------------------------------------------------------
17.501 - 18.000               25      2,390,716.68       1.23      37.51    10.926    575       78.30       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
18.001 - 18.500                5        524,328.00       0.27      45.47    11.617    517       72.37       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
18.501 - 19.000                3        266,404.60       0.14      43.19    11.875    524       80.77       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
19.001 - 19.500                1         49,571.78       0.03      41.27    12.050    502       80.00       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,238   $194,653,149.74     100.00%     39.73%    7.269    598       82.26%      360        357       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       37

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MINIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
MINIMUM RATE                LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000                 16    $  4,272,135.96     2.19%      36.83%   4.938     624      77.93%      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                 46      12,083,268.06     6.21       41.58    5.407     638      79.69       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                102      19,521,581.59    10.03       39.00    5.824     625      79.67       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                129      25,148,506.24    12.92       40.37    6.343     610      80.05       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                190      31,972,018.27    16.43       39.72    6.844     602      83.13       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                156      24,736,883.69    12.71       39.00    7.313     591      82.91       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                221      31,458,501.52    16.16       39.99    7.812     597      85.13       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                105      13,845,072.44     7.11       40.90    8.287     576      83.79       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                129      15,914,038.65     8.18       39.45    8.808     573      83.30       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                 61       7,605,115.55     3.91       38.18    9.321     570      85.39       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                40       4,012,761.03     2.06       39.41    9.738     552      76.03       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                8         661,133.12     0.34       40.27   10.296     577      84.22       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000               25       2,487,442.76     1.28       37.95   10.896     571      77.60       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                4         396,427.30     0.20       44.52   11.332     510      69.91       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                4         360,791.08     0.19       40.25   11.869     535      83.18       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                2         177,472.48     0.09       46.40   12.374     529      80.00       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,238    $194,653,149.74   100.00%      39.73%   7.269     598      82.26%      360         357       3
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       38

--------------------------------------------------------------------------------
        CHEC LOAN TRUST 2004-2
        ASSET-BACKED CERTIFICATES, SERIES 2004-2
        FRM MORTGAGE LOANS
--------------------------------------------------------------------------------

NET INTEREST ADJUSTMENT DATE - (ADJUSTABLE LOANS ONLY)

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                           NUMBER                      PERCENT                                  W.A.       W.A.       W.A.
                             OF         AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT    ORIGINAL   TERM TO     TERM TO    LOAN
NEXT RATE ADJUSTMENT DATE   LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE       LTV     MATURITY   MATURITY    AGE
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February 1, 2005              4     $    766,490.80       0.39%    38.33%    8.713    585       79.51%      360        358       2
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August 1, 2005                1          121,882.77       0.06     42.22     7.190    555       82.20       360        346      14
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January 1, 2006               2          131,355.94       0.07     34.25     9.204    628       99.86       360        351       9
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February 15, 2006             8        1,102,215.48       0.57     42.96     7.834    661       93.25       360        353       7
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March 1, 2006                 8        1,411,068.38       0.72     47.69     7.465    640       96.53       360        353       7
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March 15, 2006                4          609,402.46       0.31     45.16     6.983    686       91.18       360        354       6
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April 1, 2006                 4        1,087,737.32       0.56     41.23     6.439    692       89.18       360        354       6
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April 15, 2006                2          522,922.78       0.27     46.80     6.940    573       85.74       360        355       5
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May 1, 2006                   3          463,177.93       0.24     29.91     7.535    569       65.02       360        355       5
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May 15, 2006                  2          389,263.44       0.20     47.55     6.510    573       90.23       360        356       4
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May 17, 2006                  1          149,632.17       0.08     44.61     9.590    588      100.00       360        356       4
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May 18, 2006                  3          692,626.61       0.36     47.15     7.321    650       97.99       360        356       4
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May 20, 2006                  1          441,185.99       0.23     46.23     7.500    633       85.00       360        356       4
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June 1, 2006                 71       12,564,501.51       6.45     37.55     6.907    599       79.24       360        356       4
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June 3, 2006                  1          187,661.50       0.10     48.20     8.580    540       60.65       360        357       3
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June 7, 2006                  1          120,487.34       0.06     50.08     6.450    572       90.00       360        357       3
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June 15, 2006                41        5,522,935.60       2.84     38.83     7.312    603       83.31       360        357       3
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June 23, 2006                 1          368,213.61       0.19     46.16     7.750    613       89.94       360        357       3
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July 1, 2006                133       22,667,767.01      11.65     40.14     7.477    595       84.13       360        357       3
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July 12, 2006                 1          102,440.85       0.05     35.76     9.300    611       95.00       360        358       2
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July 14, 2006                 5          769,537.77       0.40     43.66     9.039    627       94.37       360        358       2
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July 15, 2006                45        7,278,181.17       3.74     40.01     7.944    595       83.22       360        358       2
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July 19, 2006                 2          365,037.50       0.19     48.37     8.936    604       99.59       360        358       2
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August 1, 2006              519       75,626,886.87      38.85     39.57     7.431    590       80.94       360        358       2
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August 15, 2006              45        5,444,351.57       2.80     38.56     7.841    590       81.21       360        359       1
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August 20, 2006               1          197,459.12       0.10     42.83     7.700    628       95.00       360        359       1
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September 1, 2006            18        3,438,430.29       1.77     37.19     7.169    580       80.55       360        359       1
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February 1, 2007              1          167,920.56       0.09     46.41     7.240    620      100.00       360        352       8
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February 15, 2007             2          227,589.42       0.12     40.80     8.134    636       93.31       360        353       7
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February 28, 2007             1          129,388.79       0.07     44.59     8.750    535       60.36       360        352       8
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April 1, 2007                 1          127,663.87       0.07     49.33     7.875    615       95.00       360        354       6
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May 1, 2007                   2          285,117.49       0.15     46.96     5.179    631       80.00       360        355       5
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May 15, 2007                  3          490,374.49       0.25     39.19     6.675    607       83.99       360        356       4
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June 1, 2007                 34        5,744,207.14       2.95     39.31     6.655    621       85.03       360        356       4
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June 15, 2007                18        2,725,376.48       1.40     39.88     6.870    600       86.07       360        357       3
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July 1, 2007                 65       12,144,206.04       6.24     39.21     6.401    618       83.01       360        357       3
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July 15, 2007                 8        1,353,439.64       0.70     35.84     7.069    566       78.38       360        358       2
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August 1, 2007              154       25,596,192.72      13.15     40.12     6.959    603       82.41       360        358       2
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August 15, 2007              11        1,641,685.14       0.84     40.04     7.288    593       76.96       360        359       1
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September 1, 2007            11        1,477,134.18       0.76     43.50     6.870    620       74.02       360        359       1
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TOTAL:                    1,238     $194,653,149.74     100.00%    39.73%    7.269    598       82.26%      360        357       3
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Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
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